                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

         i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

         ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

         iii. The Waiver will not apply to cash collateral for securities lending.

         For purposes of the paragraph above, the following terms shall have the following meanings:

         (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

         (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

         (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO        INVESCO BOND FUND
COUNSELOR SERIES TRUST)                    INVESCO CALIFORNIA VALUE MUNICIPAL
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)    INCOME TRUST
AIM FUNDS GROUP (INVESCO FUNDS GROUP)      INVESCO DYNAMIC CREDIT OPPORTUNITIES
AIM GROWTH SERIES (INVESCO GROWTH SERIES)  FUND
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO    INVESCO EXCHANGE FUND
INTERNATIONAL MUTUAL FUNDS)                INVESCO HIGH INCOME TRUST II
AIM INVESTMENT FUNDS (INVESCO INVESTMENT   INVESCO MANAGEMENT TRUST
FUNDS)                                     INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
AIM INVESTMENT SECURITIES FUNDS            INVESCO MUNICIPAL OPPORTUNITY TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)      INVESCO MUNICIPAL TRUST
AIM SECTOR FUNDS (INVESCO SECTOR           INVESCO PENNSYLVANIA VALUE MUNICIPAL
FUNDS)                                     INCOME TRUST
AIM TAX-EXEMPT FUNDS (INVESCO TAX-         INVESCO QUALITY MUNICIPAL INCOME TRUST
EXEMPT FUNDS)                              INVESCO SECURITIES TRUST
AIM TREASURER'S SERIES TRUST (INVESCO      INVESCO SENIOR INCOME TRUST
TREASURER'S SERIES TRUST)                  INVESCO TRUST FOR INVESTMENT GRADE
AIM VARIABLE INSURANCE FUNDS (INVESCO      MUNICIPALS
VARIABLE INSURANCE FUNDS)                  INVESCO TRUST FOR INVESTMENT GRADE
INVESCO ADVANTAGE MUNICIPAL INCOME         NEW YORK MUNICIPALS
TRUST II                                   INVESCO VALUE MUNICIPAL INCOME TRUST

         on behalf of the Funds listed in
         the Exhibit to this Memorandum of
         Agreement

         By:     /s/ John M. Zerr
                 --------------------------
         Title:  Senior Vice President

         INVESCO ADVISERS, INC.

         By:     /s/ John M. Zerr
                 --------------------------
         Title:  Senior Vice President

                        EXHIBIT A TO ADVISORY FEE MOA

AIM COUNSELOR
SERIES TRUST
(INVESCO COUNSELOR                                                   EXPIRATION
SERIES TRUST)                WAIVER DESCRIPTION       EFFECTIVE DATE    DATE
------------------       ---------------------------  -------------- ----------
Invesco Strategic Real   Invesco will waive advisory
  Return Fund            fees in an amount equal to
                         the advisory fees earned on
                            underlying affiliated
                                 investments            4/30/2014    06/30/2018

AIM INVESTMENT
FUNDS (INVESCO                                                       EXPIRATION
INVESTMENT FUNDS             WAIVER DESCRIPTION       EFFECTIVE DATE    DATE
----------------         ---------------------------  -------------- ----------
Invesco Balanced-Risk    Invesco will waive advisory
  Commodity Strategy     fees in an amount equal to
  Fund                   the advisory fees earned on
                            underlying affiliated
                                 investments             02/24/15    06/30/2018

Invesco Global Targeted  Invesco will waive advisory
  Returns Fund           fees in an amount equal to
                         the advisory fees earned on
                            underlying affiliated
                                 investments            12/17/2013   06/30/2018

Invesco Strategic        Invesco will waive advisory
  Income Fund            fees in an amount equal to
                         the advisory fees earned on
                            underlying affiliated
                                 investments             5/2/2014    06/30/2018

Invesco Unconstrained    Invesco will waive advisory
  Bond Fund              fees in an amount equal to
                         the advisory fees earned on
                            underlying affiliated
                                 investments            10/14/2014   06/30/2018

AIM TREASURER'S
SERIES TRUST
(INVESCO TREASURER'S                                                 EXPIRATION
SERIES TRUST)                WAIVER DESCRIPTION       EFFECTIVE DATE    DATE
--------------------     ---------------------------  -------------- ----------
Premier Portfolio        Invesco will waive advisory
                         fees in the amount of 0.07%
                         of the Fund's average daily
                         net assets                      2/1/2011    12/31/2016

Premier U.S.             Invesco will waive advisory
  Government Money       fees in the amount of 0.07%
  Portfolio              of the Fund's average daily
                         net assets                      2/1/2011    12/31/2016

Premier Tax-Exempt       Invesco will waive advisory
  Portfolio              fees in the amount of 0.05%
                         of the Fund's average daily
                         net assets                     06/01/2016   05/31/2017

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

  PORTFOLIO                                  EFFECTIVE DATE    COMMITTED UNTIL
  ---------                                ------------------- ---------------
  Invesco American Franchise Fund          February 12, 2010    June 30, 2018
  Invesco California Tax-Free Income Fund  February 12, 2010    June 30, 2018
  Invesco Core Plus Bond Fund                 June 2, 2009      June 30, 2018
  Invesco Equally-Weighted S&P 500 Fund    February 12, 2010    June 30, 2018
  Invesco Equity and Income Fund           February 12, 2010    June 30, 2018
  Invesco Floating Rate Fund                  July 1, 2007      June 30, 2018
  Invesco Global Real Estate Income Fund      July 1, 2007      June 30, 2018
  Invesco Growth and Income Fund           February 12, 2010    June 30, 2018
  Invesco Low Volatility Equity Yield Fund    July 1, 2007      June 30, 2018
  Invesco Pennsylvania Tax Free Income
    Fund                                   February 12, 2010    June 30, 2018
  Invesco S&P 500 Index Fund               February 12, 2010    June 30, 2018
  Invesco Short Duration High Yield
    Municipal Fund                         September 30, 2015   June 30, 2018
  Invesco Small Cap Discovery Fund         February 12, 2010    June 30, 2018
  Invesco Strategic Real Return Fund         April 30, 2014     June 30, 2018

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

  PORTFOLIO                                  EFFECTIVE DATE    COMMITTED UNTIL
  ---------                                ------------------- ---------------
  Invesco Charter Fund                        July 1, 2007      June 30, 2018
  Invesco Diversified Dividend Fund           July 1, 2007      June 30, 2018
  Invesco Summit Fund                         July 1, 2007      June 30, 2018

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

  FUND                                       EFFECTIVE DATE    COMMITTED UNTIL
  ----                                     ------------------- ---------------
  Invesco European Small Company Fund         July 1, 2007      June 30, 2018
  Invesco Global Core Equity Fund             July 1, 2007      June 30, 2018
  Invesco International Small Company Fund    July 1, 2007      June 30, 2018
  Invesco Small Cap Equity Fund               July 1, 2007      June 30, 2018

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

  FUND                                       EFFECTIVE DATE    COMMITTED UNTIL
  ----                                     ------------------- ---------------
  Invesco Alternative Strategies Fund       October 14, 2014    June 30, 2018
  Invesco Convertible Securities Fund      February 12, 2010    June 30, 2018
  Invesco Global Low Volatility Equity
    Yield Fund                                July 1, 2007      June 30, 2018
  Invesco Mid Cap Core Equity Fund            July 1, 2007      June 30, 2018
  Invesco Multi-Asset Inflation Fund        October 14, 2014    June 30, 2018
  Invesco Small Cap Growth Fund               July 1, 2007      June 30, 2018
  Invesco U.S. Mortgage Fund               February 12, 2010    June 30, 2018

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

  FUND                                       EFFECTIVE DATE    COMMITTED UNTIL
  ----                                     ------------------- ---------------
  Invesco Asia Pacific Growth Fund            July 1, 2007      June 30, 2018
  Invesco European Growth Fund                July 1, 2007      June 30, 2018
  Invesco Global Growth Fund                  July 1, 2007      June 30, 2018
  Invesco Global Opportunities Fund          August 3, 2012     June 30, 2018
  Invesco Global Small & Mid Cap Growth
    Fund                                      July 1, 2007      June 30, 2018
  Invesco Global Sustainable Equity Fund     June 30, 2016      June 30, 2018
  Invesco International Companies Fund     December 21, 2015    June 30, 2018
  Invesco International Core Equity Fund      July 1, 2007      June 30, 2018
  Invesco International Growth Fund           July 1, 2007      June 30, 2018
  Invesco Select Opportunities Fund          August 3, 2012     June 30, 2018

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                EFFECTIVE DATE    COMMITTED UNTIL
----                                              ------------------- ---------------
Invesco All Cap Market Neutral Fund               December 17, 2013   June 30, 2018
Invesco Balanced-Risk Allocation Fund/1/             May 29, 2009     June 30, 2018
Invesco Balanced-Risk Commodity Strategy Fund/2/  November 29, 2010   June 30, 2018
Invesco Developing Markets Fund                      July 1, 2007     June 30, 2018
Invesco Emerging Markets Equity Fund                 May 11, 2011     June 30, 2018
Invesco Emerging Markets Flexible Bond Fund/3/      June 14, 2010     June 30, 2018
Invesco Endeavor Fund                                July 1, 2007     June 30, 2018
Invesco Global Health Care Fund                      July 1, 2007     June 30, 2018
Invesco Global Infrastructure Fund                   May 2, 2014      June 30, 2018
Invesco Global Market Neutral Fund                December 17, 2013   June 30, 2018
Invesco Global Markets Strategy Fund/4/           September 25, 2012  June 30, 2018
Invesco Global Targeted Returns Fund/5/           December 17, 2013   June 30, 2018
Invesco Greater China Fund                           July 1, 2007     June 30, 2018
Invesco International Total Return Fund              July 1, 2007     June 30, 2018
Invesco Long/Short Equity Fund                    December 17, 2013   June 30, 2018
Invesco Low Volatility Emerging Markets Fund      December 17, 2013   June 30, 2018
Invesco Macro International Equity Fund           December 17, 2013   June 30, 2018
Invesco Macro Long/Short Fund                     December 17, 2013   June 30, 2018
Invesco MLP Fund                                   August 29, 2014    June 30, 2018
Invesco Pacific Growth Fund                       February 12, 2010   June 30, 2018
Invesco Premium Income Fund/6/                    December 13, 2011   June 30, 2018
Invesco Select Companies Fund                        July 1, 2007     June 30, 2018
Invesco Strategic Income Fund                        May 2, 2014      June 30, 2018
Invesco Unconstrained Bond Fund                    October 14, 2014   June 30, 2018

       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                EFFECTIVE DATE    COMMITTED UNTIL
----                                              ------------------- ---------------
Invesco Corporate Bond Fund                       February 12, 2010   June 30, 2018
Invesco Global Real Estate Fund                      July 1, 2007     June 30, 2018
Invesco Government Money Market Fund                 July 1, 2007     June 30, 2018
Invesco High Yield Fund                              July 1, 2007     June 30, 2018
Invesco Real Estate Fund                             July 1, 2007     June 30, 2018
Invesco Short Duration Inflation Protected Fund      July 1, 2007     June 30, 2018
Invesco Short Term Bond Fund                         July 1, 2007     June 30, 2018
Invesco U.S. Government Fund                         July 1, 2007     June 30, 2018

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
5 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
6 Advisory fees to be waived by Invesco for Invesco Premium Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Premium Income Cayman, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                              EFFECTIVE DATE    COMMITTED UNTIL
----                                             ------------------ ---------------
Invesco American Value Fund                      February 12, 2010  June 30, 2018
Invesco Comstock Fund                            February 12, 2010  June 30, 2018
Invesco Energy Fund                                July 1, 2007     June 30, 2018
Invesco Dividend Income Fund                       July 1, 2007     June 30, 2018
Invesco Gold & Precious Metals Fund                July 1, 2007     June 30, 2018
Invesco Mid Cap Growth Fund                      February 12, 2010  June 30, 2018
Invesco Small Cap Value Fund                     February 12, 2010  June 30, 2018
Invesco Technology Fund                            July 1, 2007     June 30, 2018
Invesco Technology Sector Fund                   February 12, 2010  June 30, 2018
Invesco Value Opportunities Fund                 February 12, 2010  June 30, 2018

                 AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                              EFFECTIVE DATE    COMMITTED UNTIL
----                                             ------------------ ---------------
Invesco High Yield Municipal Fund                February 12, 2010  June 30, 2018
Invesco Intermediate Term Municipal Income Fund  February 12, 2010  June 30, 2018
Invesco Municipal Income Fund                    February 12, 2010  June 30, 2018
Invesco New York Tax Free Income Fund            February 12, 2010  June 30, 2018
Invesco Tax-Exempt Cash Fund                       July 1, 2007     June 30, 2018
Invesco Limited Term Municipal Income Fund         July 1, 2007     June 30, 2018

         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                              EFFECTIVE DATE    COMMITTED UNTIL
----                                             ------------------ ---------------
Invesco V.I. American Franchise Fund             February 12, 2010  June 30, 2018
Invesco V.I. American Value Fund                 February 12, 2010  June 30, 2018
Invesco V.I. Balanced-Risk Allocation Fund/7/    December 22, 2010  June 30, 2018
Invesco V.I. Comstock Fund                       February 12, 2010  June 30, 2018
Invesco V.I. Core Equity Fund                      July 1, 2007     June 30, 2018
Invesco V.I. Core Plus Bond Fund                  April 30, 2015    June 30, 2018
Invesco V.I. Diversified Dividend Fund           February 12, 2010  June 30, 2018
Invesco V.I. Equally-Weighted S&P 500 Fund       February 12, 2010  June 30, 2018
Invesco V.I. Equity and Income Fund              February 12, 2010  June 30, 2018
Invesco V.I. Global Core Equity Fund             February 12, 2010  June 30, 2018
Invesco V.I. Global Health Care Fund               July 1, 2007     June 30, 2018
Invesco V.I. Global Real Estate Fund               July 1, 2007     June 30, 2018
Invesco V.I. Government Money Market Fund          July 1, 2007     June 30, 2018
Invesco V.I. Government Securities Fund            July 1, 2007     June 30, 2018
Invesco V.I. Growth and Income Fund              February 12, 2010  June 30, 2018
Invesco V.I. High Yield Fund                       July 1, 2007     June 30, 2018
Invesco V.I. International Growth Fund             July 1, 2007     June 30, 2018
Invesco V.I. Managed Volatility Fund               July 1, 2007     June 30, 2018
Invesco V.I. Mid Cap Core Equity Fund              July 1, 2007     June 30, 2018
Invesco V.I. Mid Cap Growth Fund                 February 12, 2010  June 30, 2018
Invesco V.I. S&P 500 Index Fund                  February 12, 2010  June 30, 2018
Invesco V.I. Small Cap Equity Fund                 July 1, 2007     June 30, 2018
Invesco V.I. Technology Fund                       July 1, 2007     June 30, 2018
Invesco V.I. Value Opportunities Fund              July 1, 2007     June 30, 2018

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                                   EFFECTIVE DATE    COMMITTED UNTIL
----                                                 ------------------- ---------------
Invesco Exchange Fund                                September 30, 2015  June 30, 2018

                               INVESCO SECURITIES TRUST

FUND                                                   EFFECTIVE DATE    COMMITTED UNTIL
----                                                 ------------------- ---------------
Invesco Balanced-Risk Aggressive Allocation Fund/8/   January 16, 2013   June 30, 2018

                               INVESCO MANAGEMENT TRUST

FUND                                                   EFFECTIVE DATE    COMMITTED UNTIL
----                                                 ------------------- ---------------
Invesco Conservative Income Fund                        July 1, 2014     June 30, 2018

                                   CLOSED-END FUNDS

FUND                                                   EFFECTIVE DATE    COMMITTED UNTIL
----                                                 ------------------- ---------------
Invesco Advantage Municipal Income Trust II             May 15, 2012     June 30, 2018
Invesco Bond Fund                                     August 26, 2015    June 30, 2018
Invesco California Value Municipal Income Trust         May 15, 2012     June 30, 2018
Invesco Dynamic Credit Opportunities Fund               May 15, 2012     June 30, 2018
Invesco High Income Trust II                            May 15, 2012     June 30, 2018
Invesco Municipal Income Opportunities Trust          August 26, 2015    June 30, 2018
Invesco Municipal Opportunity Trust                     May 15, 2012     June 30, 2018
Invesco Municipal Trust                                 May 15, 2012     June 30, 2018
Invesco Pennsylvania Value Municipal Income Trust       May 15, 2012     June 30, 2018
Invesco Quality Municipal Income Trust                August 26, 2015    June 30, 2018
Invesco Senior Income Trust                             May 15, 2012     June 30, 2018
Invesco Trust for Investment Grade Municipals           May 15, 2012     June 30, 2018
Invesco Trust for Investment Grade New York
  Municipals                                            May 15, 2012     June 30, 2018
Invesco Value Municipal Income Trust                    June 1, 2010     June 30, 2018

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Value Municipal Trust, Invesco Management Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

      AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
      AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
      AIM FUNDS GROUP (INVESCO FUNDS GROUP)
      AIM GROWTH SERIES (INVESCO GROWTH SERIES)
      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
      AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
      AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
      AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
      INVESCO MANAGEMENT TRUST
      INVESCO QUALITY MUNICIPAL INCOME TRUST
      INVESCO SECURITIES TRUST
      SHORT-TERM INVESTMENTS TRUST

      on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

      By:     /s/ John M. Zerr
              -----------------------
      Title:  Senior Vice President

      INVESCO ADVISERS, INC.

      By:     /s/ John M. Zerr
              -----------------------
      Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                           ------------ ---------- ------------------ -----------------
Invesco American Franchise
  Fund
   Class A Shares              Contractual    2.00%       July 1, 2013      June 30, 2017
   Class B Shares              Contractual    2.75%       July 1, 2013      June 30, 2017
   Class C Shares              Contractual    2.75%       July 1, 2013      June 30, 2017
   Class R Shares              Contractual    2.25%       July 1, 2013      June 30, 2017
   Class R5 Shares             Contractual    1.75%       July 1, 2013      June 30, 2017
   Class R6 Shares             Contractual    1.75%       July 1, 2013      June 30, 2017
   Class Y Shares              Contractual    1.75%       July 1, 2013      June 30, 2017

Invesco California Tax-Free
  Income Fund
   Class A Shares              Contractual    1.50%       July 1, 2012      June 30, 2017
   Class B Shares              Contractual    2.00%       July 1, 2012      June 30, 2017
   Class C Shares              Contractual    2.00%       July 1, 2012      June 30, 2017
   Class Y Shares              Contractual    1.25%       July 1, 2012      June 30, 2017

Invesco Core Plus Bond Fund
   Class A Shares              Contractual    0.86%     January 1, 2015   December 31, 2016
   Class B Shares              Contractual    1.61%     January 1, 2015   December 31, 2016
   Class C Shares              Contractual    1.61%     January 1, 2015   December 31, 2016
   Class R Shares              Contractual    1.11%     January 1, 2015   December 31, 2016
   Class R5 Shares             Contractual    0.61%     January 1, 2015   December 31, 2016
   Class R6 Shares             Contractual    0.61%     January 1, 2015   December 31, 2016
   Class Y Shares              Contractual    0.61%     January 1, 2015   December 31, 2016

Invesco Equally-Weighted
  S&P 500 Fund
   Class A Shares              Contractual    2.00%       July 1, 2012      June 30, 2017
   Class B Shares              Contractual    2.75%       July 1, 2012      June 30, 2017
   Class C Shares              Contractual    2.75%       July 1, 2012      June 30, 2017
   Class R Shares              Contractual    2.25%       July 1, 2012      June 30, 2017
   Class R6 Shares             Contractual    1.75%    September 24, 2012   June 30, 2017
   Class Y Shares              Contractual    1.75%       July 1, 2012      June 30, 2017

Invesco Equity and Income Fund
   Class A Shares              Contractual    1.50%       July 1, 2012      June 30, 2017
   Class B Shares              Contractual    2.25%       July 1, 2012      June 30, 2017
   Class C Shares              Contractual    2.25%       July 1, 2012      June 30, 2017
   Class R Shares              Contractual    1.75%       July 1, 2012      June 30, 2017
   Class R5 Shares             Contractual    1.25%       July 1, 2012      June 30, 2017
   Class R6 Shares             Contractual    1.25%    September 24, 2012   June 30, 2017
   Class Y Shares              Contractual    1.25%       July 1, 2012      June 30, 2017

Invesco Floating Rate Fund
   Class A Shares              Contractual    1.50%      April 14, 2006     June 30, 2017
   Class C Shares              Contractual    2.00%      April 14, 2006     June 30, 2017
   Class R Shares              Contractual    1.75%      April 14, 2006     June 30, 2017
   Class R5 Shares             Contractual    1.25%      April 14, 2006     June 30, 2017
   Class R6 Shares             Contractual    1.25%    September 24, 2012   June 30, 2017
   Class Y Shares              Contractual    1.25%     October 3, 2008     June 30, 2017

Invesco Global Real Estate
  Income Fund
   Class A Shares              Contractual    2.00%       July 1, 2009      June 30, 2017
   Class B Shares              Contractual    2.75%       July 1, 2009      June 30, 2017
   Class C Shares              Contractual    2.75%       July 1, 2009      June 30, 2017
   Class R5 Shares             Contractual    1.75%       July 1, 2009      June 30, 2017
   Class R6 Shares             Contractual    1.75%    September 24, 2012   June 30, 2017
   Class Y Shares              Contractual    1.75%       July 1, 2009      June 30, 2017

See page 17 for footnotes to Exhibit A.

                                    CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                 VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                ------------ -------------------- ------------------ -----------------
Invesco Growth and Income Fund
   Class A Shares                   Contractual         2.00%            July 1, 2012      June 30, 2017
   Class B Shares                   Contractual         2.75%            July 1, 2012      June 30, 2017
   Class C Shares                   Contractual         2.75%            July 1, 2012      June 30, 2017
   Class R Shares                   Contractual         2.25%            July 1, 2012      June 30, 2017
   Class R5 Shares                  Contractual         1.75%            July 1, 2012      June 30, 2017
   Class R6 Shares                  Contractual         1.75%         September 24, 2012   June 30, 2017
   Class Y Shares                   Contractual         1.75%            July 1, 2012      June 30, 2017

Invesco Low Volatility Equity
  Yield Fund
   Class A Shares                   Contractual         2.00%            July 1, 2012      June 30, 2017
   Class B Shares                   Contractual         2.75%            July 1, 2012      June 30, 2017
   Class C Shares                   Contractual         2.75%            July 1, 2012      June 30, 2017
   Class R Shares                   Contractual         2.25%            July 1, 2012      June 30, 2017
   Class R5 Shares                  Contractual         1.75%            July 1, 2012      June 30, 2017
   Class Y Shares                   Contractual         1.75%            July 1, 2012      June 30, 2017
   Investor Class Shares            Contractual         2.00%            July 1, 2012      June 30, 2017

Invesco Pennsylvania Tax Free
  Income Fund
   Class A Shares                   Contractual         1.50%            July 1, 2012      June 30, 2017
   Class B Shares                   Contractual         2.25%            July 1, 2012      June 30, 2017
   Class C Shares                   Contractual         2.25%            July 1, 2012      June 30, 2017
   Class Y Shares                   Contractual         1.25%            July 1, 2012      June 30, 2017

Invesco S&P 500 Index Fund
   Class A Shares                   Contractual         2.00%            July 1, 2012      June 30, 2017
   Class B Shares                   Contractual         2.75%            July 1, 2012      June 30, 2017
   Class C Shares                   Contractual         2.75%            July 1, 2012      June 30, 2017
   Class Y Shares                   Contractual         1.75%            July 1, 2012      June 30, 2017

Invesco Short Duration High Yield
  Municipal Fund
   Class A Shares                   Contractual         0.79%         September 30, 2015 December 31, 2016
   Class C Shares                   Contractual         1.54%         September 30, 2015 December 31, 2016
   Class R5 Shares                  Contractual         0.54%         September 30, 2015 December 31, 2016
   Class Y Shares                   Contractual         0.54%         September 30, 2015 December 31, 2016

Invesco Small Cap Discovery Fund
   Class A Shares                   Contractual         2.00%            July 1, 2012      June 30, 2017
   Class B Shares                   Contractual         2.75%            July 1, 2012      June 30, 2017
   Class C Shares                   Contractual         2.75%            July 1, 2012      June 30, 2017
   Class R5 Shares                  Contractual         1.75%         September 24, 2012   June 30, 2017
   Class R6 Shares                  Contractual         1.75%         September 24, 2012   June 30, 2017
   Class Y Shares                   Contractual         1.75%            July 1, 2012      June 30, 2017

Invesco Strategic Real Return Fund
   Class A Shares                   Contractual  0.82% less net AFFE*   April 30, 2014   December 31, 2016
   Class C Shares                   Contractual  1.57% less net AFFE*   April 30, 2014   December 31, 2016
   Class R Shares                   Contractual  1.07% less net AFFE*   April 30, 2014   December 31, 2016
   Class R5 Shares                  Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2016
   Class R6 Shares                  Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2016
   Class Y Shares                   Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2016

See page 17 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                           ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares              Contractual    2.00%       July 1, 2009    June 30, 2017
   Class B Shares              Contractual    2.75%       July 1, 2009    June 30, 2017
   Class C Shares              Contractual    2.75%       July 1, 2009    June 30, 2017
   Class R Shares              Contractual    2.25%       July 1, 2009    June 30, 2017
   Class R5 Shares             Contractual    1.75%       July 1, 2009    June 30, 2017
   Class R6 Shares             Contractual    1.75%    September 24, 2012 June 30, 2017
   Class S Shares              Contractual    1.90%    September 25, 2009 June 30, 2017
   Class Y Shares              Contractual    1.75%       July 1, 2009    June 30, 2017

Invesco Diversified Dividend
  Fund
   Class A Shares              Contractual    2.00%       July 1, 2013    June 30, 2017
   Class B Shares              Contractual    2.75%       July 1, 2013    June 30, 2017
   Class C Shares              Contractual    2.75%       July 1, 2013    June 30, 2017
   Class R Shares              Contractual    2.25%       July 1, 2013    June 30, 2017
   Class R5 Shares             Contractual    1.75%       July 1, 2013    June 30, 2017
   Class R6 Shares             Contractual    1.75%       July 1, 2013    June 30, 2017
   Class Y Shares              Contractual    1.75%       July 1, 2013    June 30, 2017
   Investor Class Shares       Contractual    2.00%       July 1, 2013    June 30, 2017

Invesco Summit Fund
   Class A Shares              Contractual    2.00%       July 1, 2009    June 30, 2017
   Class B Shares              Contractual    2.75%       July 1, 2009    June 30, 2017
   Class C Shares              Contractual    2.75%       July 1, 2009    June 30, 2017
   Class P Shares              Contractual    1.85%       July 1, 2009    June 30, 2017
   Class R5 Shares             Contractual    1.75%       July 1, 2009    June 30, 2017
   Class S Shares              Contractual    1.90%    September 25, 2009 June 30, 2017
   Class Y Shares              Contractual    1.75%       July 1, 2009    June 30, 2017

                        AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                           ------------ ---------- ------------------ -------------
Invesco European Small
  Company Fund
   Class A Shares              Contractual    2.25%       July 1, 2009    June 30, 2017
   Class B Shares              Contractual    3.00%       July 1, 2009    June 30, 2017
   Class C Shares              Contractual    3.00%       July 1, 2009    June 30, 2017
   Class Y Shares              Contractual    2.00%       July 1, 2009    June 30, 2017

Invesco Global Core Equity
  Fund
   Class A Shares              Contractual    2.25%       July 1, 2013    June 30, 2017
   Class B Shares              Contractual    3.00%       July 1, 2013    June 30, 2017
   Class C Shares              Contractual    3.00%       July 1, 2013    June 30, 2017
   Class R Shares              Contractual    2.50%       July 1, 2013    June 30, 2017
   Class R5 Shares             Contractual    2.00%       July 1, 2013    June 30, 2017
   Class Y Shares              Contractual    2.00%       July 1, 2013    June 30, 2017

Invesco International Small
  Company Fund
   Class A Shares              Contractual    2.25%       July 1, 2009    June 30, 2017
   Class B Shares              Contractual    3.00%       July 1, 2009    June 30, 2017
   Class C Shares              Contractual    3.00%       July 1, 2009    June 30, 2017
   Class R5 Shares             Contractual    2.00%       July 1, 2009    June 30, 2017
   Class R6 Shares             Contractual    2.00%    September 24, 2012 June 30, 2017
   Class Y Shares              Contractual    2.00%       July 1, 2009    June 30, 2017

See page 17 for footnotes to Exhibit A.

                          CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                       VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                      ------------ -------------------- ------------------ --------------
Invesco Small Cap Equity
  Fund
   Class A Shares         Contractual         2.00%            July 1, 2009    June 30, 2017
   Class B Shares         Contractual         2.75%            July 1, 2009    June 30, 2017
   Class C Shares         Contractual         2.75%            July 1, 2009    June 30, 2017
   Class R Shares         Contractual         2.25%            July 1, 2009    June 30, 2017
   Class R5 Shares        Contractual         1.75%            July 1, 2009    June 30, 2017
   Class R6 Shares        Contractual         1.75%         September 24, 2012 June 30, 2017
   Class Y Shares         Contractual         1.75%            July 1, 2009    June 30, 2017

                         AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                          CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                       VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                      ------------ -------------------- ------------------ --------------
Invesco Alternative
  Strategies Fund
   Class A Shares         Contractual  1.75% less net AFFE*  October 14, 2014  April 30, 2017
   Class C Shares         Contractual  2.50% less net AFFE*  October 14, 2014  April 30, 2017
   Class R Shares         Contractual  2.00% less net AFFE*  October 14, 2014  April 30, 2017
   Class R5 Shares        Contractual  1.50% less net AFFE*  October 14, 2014  April 30, 2017
   Class R6 Shares        Contractual  1.50% less net AFFE*  October 14, 2014  April 30, 2017
   Class Y Shares         Contractual  1.50% less net AFFE*  October 14, 2014  April 30, 2017

Invesco Balanced-Risk
  Retirement 2020 Fund
   Class A Shares         Contractual         0.25%          November 4, 2009  April 30, 2017
   Class AX Shares        Contractual         0.25%         February 12, 2010  April 30, 2017
   Class B Shares         Contractual         1.00%          November 4, 2009  April 30, 2017
   Class C Shares         Contractual         1.00%          November 4, 2009  April 30, 2017
   Class CX Shares        Contractual         1.00%         February 12, 2010  April 30, 2017
   Class R Shares         Contractual         0.50%          November 4, 2009  April 30, 2017
   Class R5 Shares        Contractual         0.00%          November 4, 2009  April 30, 2017
   Class R6 Shares        Contractual         0.00%         September 24, 2012 April 30, 2017
   Class RX Shares        Contractual         0.50%         February 12, 2010  April 30, 2017
   Class Y Shares         Contractual         0.00%          November 4, 2009  April 30, 2017

Invesco Balanced-Risk
  Retirement 2030 Fund
   Class A Shares         Contractual         0.25%          November 4, 2009  April 30, 2017
   Class AX Shares        Contractual         0.25%         February 12, 2010  April 30, 2017
   Class B Shares         Contractual         1.00%          November 4, 2009  April 30, 2017
   Class C Shares         Contractual         1.00%          November 4, 2009  April 30, 2017
   Class CX Shares        Contractual         1.00%         February 12, 2010  April 30, 2017
   Class R Shares         Contractual         0.50%          November 4, 2009  April 30, 2017
   Class R5 Shares        Contractual         0.00%          November 4, 2009  April 30, 2017
   Class R6 Shares        Contractual         0.00%         September 24, 2012 April 30, 2017
   Class RX Shares        Contractual         0.50%         February 12, 2010  April 30, 2017
   Class Y Shares         Contractual         0.00%          November 4, 2009  April 30, 2017

Invesco Balanced-Risk
  Retirement 2040 Fund
   Class A Shares         Contractual         0.25%          November 4, 2009  April 30, 2017
   Class AX Shares        Contractual         0.25%         February 12, 2010  April 30, 2017
   Class B Shares         Contractual         1.00%          November 4, 2009  April 30, 2017
   Class C Shares         Contractual         1.00%          November 4, 2009  April 30, 2017
   Class CX Shares        Contractual         1.00%         February 12, 2010  April 30, 2017
   Class R Shares         Contractual         0.50%          November 4, 2009  April 30, 2017
   Class R5 Shares        Contractual         0.00%          November 4, 2009  April 30, 2017
   Class R6 Shares        Contractual         0.00%         September 24, 2012 April 30, 2017
   Class RX Shares        Contractual         0.50%         February 12, 2010  April 30, 2017
   Class Y Shares         Contractual         0.00%          November 4, 2009  April 30, 2017

See page 17 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                Contractual    0.25%     November 4, 2009  April 30, 2017
   Class AX Shares                               Contractual    0.25%    February 12, 2010  April 30, 2017
   Class B Shares                                Contractual    1.00%     November 4, 2009  April 30, 2017
   Class C Shares                                Contractual    1.00%     November 4, 2009  April 30, 2017
   Class CX Shares                               Contractual    1.00%    February 12, 2010  April 30, 2017
   Class R Shares                                Contractual    0.50%     November 4, 2009  April 30, 2017
   Class R5 Shares                               Contractual    0.00%     November 4, 2009  April 30, 2017
   Class R6 Shares                               Contractual    0.00%    September 24, 2012 April 30, 2017
   Class RX Shares                               Contractual    0.50%    February 12, 2010  April 30, 2017
   Class Y Shares                                Contractual    0.00%     November 4, 2009  April 30, 2017

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                Contractual    0.25%     November 4, 2009  April 30, 2017
   Class AX Shares                               Contractual    0.25%    February 12, 2010  April 30, 2017
   Class B Shares                                Contractual    1.00%     November 4, 2009  April 30, 2017
   Class C Shares                                Contractual    1.00%     November 4, 2009  April 30, 2017
   Class CX Shares                               Contractual    1.00%    February 12, 2010  April 30, 2017
   Class R Shares                                Contractual    0.50%     November 4, 2009  April 30, 2017
   Class R5 Shares                               Contractual    0.00%     November 4, 2009  April 30, 2017
   Class R6 Shares                               Contractual    0.00%    September 24, 2012 April 30, 2017
   Class RX Shares                               Contractual    0.50%    February 12, 2010  April 30, 2017
   Class Y Shares                                Contractual    0.00%     November 4, 2009  April 30, 2017

Invesco Conservative Allocation Fund
   Class A Shares                                Contractual    1.50%       July 1, 2012    June 30, 2017
   Class B Shares                                Contractual    2.25%       July 1, 2012    June 30, 2017
   Class C Shares                                Contractual    2.25%       July 1, 2012    June 30, 2017
   Class R Shares                                Contractual    1.75%       July 1, 2012    June 30, 2017
   Class R5 Shares                               Contractual    1.25%       July 1, 2012    June 30, 2017
   Class S Shares                                Contractual    1.40%       July 1, 2012    June 30, 2017
   Class Y Shares                                Contractual    1.25%       July 1, 2012    June 30, 2017

Invesco Convertible Securities Fund
   Class A Shares                                Contractual    1.50%       July 1, 2012    June 30, 2017
   Class B Shares                                Contractual    2.25%       July 1, 2012    June 30, 2017
   Class C Shares                                Contractual    2.25%       July 1, 2012    June 30, 2017
   Class R5 Shares                               Contractual    1.25%       July 1, 2012    June 30, 2017
   Class R6 Shares                               Contractual    1.25%    September 24, 2012 June 30, 2017
   Class Y Shares                                Contractual    1.25%       July 1, 2012    June 30, 2017

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                Contractual    2.00%       May 1, 2016     June 30, 2017
   Class B Shares                                Contractual    2.75%       May 1, 2016     June 30, 2017
   Class C Shares                                Contractual    2.75%       May 1, 2016     June 30, 2017
   Class R Shares                                Contractual    2.25%       May 1, 2016     June 30, 2017
   Class R5 Shares                               Contractual    1.75%       May 1, 2016     June 30, 2017
   Class Y Shares                                Contractual    1.75%       May 1, 2016     June 30, 2017

Invesco Growth Allocation Fund
   Class A Shares                                Contractual    2.00%       July 1, 2012    June 30, 2017
   Class B Shares                                Contractual    2.75%       July 1, 2012    June 30, 2017
   Class C Shares                                Contractual    2.75%       July 1, 2012    June 30, 2017
   Class R Shares                                Contractual    2.25%       July 1, 2012    June 30, 2017
   Class R5 Shares                               Contractual    1.75%       July 1, 2012    June 30, 2017
   Class S Shares                                Contractual    1.90%       July 1, 2012    June 30, 2017
   Class Y Shares                                Contractual    1.75%       July 1, 2012    June 30, 2017

See page 17 for footnotes to Exhibit A.

                          CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                       VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                      ------------ -------------------- ------------------ --------------
Invesco Income
  Allocation Fund
   Class A Shares         Contractual         0.25%            May 1, 2012     April 30, 2017
   Class B Shares         Contractual         1.00%            May 1, 2012     April 30, 2017
   Class C Shares         Contractual         1.00%            May 1, 2012     April 30, 2017
   Class R Shares         Contractual         0.50%            May 1, 2012     April 30, 2017
   Class R5 Shares        Contractual         0.00%            May 1, 2012     April 30, 2017
   Class Y Shares         Contractual         0.00%            May 1, 2012     April 30, 2017

Invesco International
  Allocation Fund
   Class A Shares         Contractual         2.25%            May 1, 2012     June 30, 2017
   Class B Shares         Contractual         3.00%            May 1, 2012     June 30, 2017
   Class C Shares         Contractual         3.00%            May 1, 2012     June 30, 2017
   Class R Shares         Contractual         2.50%            May 1, 2012     June 30, 2017
   Class R5 Shares        Contractual         2.00%            May 1, 2012     June 30, 2017
   Class Y Shares         Contractual         2.00%            May 1, 2012     June 30, 2017

Invesco Mid Cap Core
  Equity Fund
   Class A Shares         Contractual         2.00%            July 1, 2009    June 30, 2017
   Class B Shares         Contractual         2.75%            July 1, 2009    June 30, 2017
   Class C Shares         Contractual         2.75%            July 1, 2009    June 30, 2017
   Class R Shares         Contractual         2.25%            July 1, 2009    June 30, 2017
   Class R5 Shares        Contractual         1.75%            July 1, 2009    June 30, 2017
   Class R6 Shares        Contractual         1.75%         September 24, 2012 June 30, 2017
   Class Y Shares         Contractual         1.75%            July 1, 2009    June 30, 2017

Invesco Moderate
  Allocation Fund
   Class A Shares         Contractual         1.50%            July 1, 2012    June 30, 2017
   Class B Shares         Contractual         2.25%            July 1, 2012    June 30, 2017
   Class C Shares         Contractual         2.25%            July 1, 2012    June 30, 2017
   Class R Shares         Contractual         1.75%            July 1, 2012    June 30, 2017
   Class R5 Shares        Contractual         1.25%            July 1, 2012    June 30, 2017
   Class S Shares         Contractual         1.40%            July 1, 2012    June 30, 2017
   Class Y Shares         Contractual         1.25%            July 1, 2012    June 30, 2017

Invesco Multi-Asset
  Inflation Fund
   Class A Shares         Contractual  1.36% less net AFFE*  October 14, 2014  April 30, 2017
   Class C Shares         Contractual  2.11% less net AFFE*  October 14, 2014  April 30, 2017
   Class R Shares         Contractual  1.61% less net AFFE*  October 14, 2014  April 30, 2017
   Class R5 Shares        Contractual  1.11% less net AFFE*  October 14, 2014  April 30, 2017
   Class R6 Shares        Contractual  1.11% less net AFFE*  October 14, 2014  April 30, 2017
   Class Y Shares         Contractual  1.11% less net AFFE*  October 14, 2014  April 30, 2017

Invesco Small Cap Growth
  Fund
   Class A Shares         Contractual         2.00%            July 1, 2009    June 30, 2017
   Class B Shares         Contractual         2.75%            July 1, 2009    June 30, 2017
   Class C Shares         Contractual         2.75%            July 1, 2009    June 30, 2017
   Class R Shares         Contractual         2.25%            July 1, 2009    June 30, 2017
   Class R5 Shares        Contractual         1.75%            July 1, 2009    June 30, 2017
   Class R6 Shares        Contractual         1.75%         September 24, 2012 June 30, 2017
   Class Y Shares         Contractual         1.75%            July 1, 2009    June 30, 2017
   Investor Class Shares  Contractual         2.00%            July 1, 2009    June 30, 2017

Invesco U.S. Mortgage
  Fund
   Class A Shares         Contractual         1.50%            July 1, 2012    June 30, 2017
   Class B Shares         Contractual         2.25%            July 1, 2012    June 30, 2017
   Class C Shares         Contractual         2.25%            July 1, 2012    June 30, 2017
   Class R5 Shares        Contractual         1.25%            July 1, 2012    June 30, 2017
   Class Y Shares         Contractual         1.25%            July 1, 2012    June 30, 2017

See page 17 for footnotes to Exhibit A.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                   ------------ ---------- ------------------ -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                      Contractual    2.25%       July 1, 2009      June 30, 2017
   Class B Shares                      Contractual    3.00%       July 1, 2009      June 30, 2017
   Class C Shares                      Contractual    3.00%       July 1, 2009      June 30, 2017
   Class Y Shares                      Contractual    2.00%       July 1, 2009      June 30, 2017

Invesco European Growth Fund
   Class A Shares                      Contractual    2.25%       July 1, 2009      June 30, 2017
   Class B Shares                      Contractual    3.00%       July 1, 2009      June 30, 2017
   Class C Shares                      Contractual    3.00%       July 1, 2009      June 30, 2017
   Class R Shares                      Contractual    2.50%       July 1, 2009      June 30, 2017
   Class Y Shares                      Contractual    2.00%       July 1, 2009      June 30, 2017
   Investor Class Shares               Contractual    2.25%       July 1, 2009      June 30, 2017

Invesco Global Growth Fund
   Class A Shares                      Contractual    1.31%     October 1, 2015   February 28, 2017
   Class B Shares                      Contractual    2.06%     October 1, 2015   February 28, 2017
   Class C Shares                      Contractual    2.06%     October 1, 2015   February 28, 2017
   Class R5 Shares                     Contractual    1.06%     October 1, 2015   February 28, 2017
   Class R6 Shares                     Contractual    1.06%     October 1, 2015   February 28, 2017
   Class Y Shares                      Contractual    1.06%     October 1, 2015   February 28, 2017

Invesco Global Opportunities Fund
   Class A Shares                      Contractual    1.36%      August 1, 2012   February 28, 2017
   Class C Shares                      Contractual    2.11%      August 1, 2012   February 28, 2017
   Class R Shares                      Contractual    1.61%      August 1, 2012   February 28, 2017
   Class R5 Shares                     Contractual    1.11%      August 1, 2012   February 28, 2017
   Class R6 Shares                     Contractual    1.11%    September 24, 2012 February 28, 2017
   Class Y Shares                      Contractual    1.11%      August 1, 2012   February 28, 2017

Invesco Global Small & Mid Cap Growth
  Fund
   Class A Shares                      Contractual    2.25%       July 1, 2009      June 30, 2017
   Class B Shares                      Contractual    3.00%       July 1, 2009      June 30, 2017
   Class C Shares                      Contractual    3.00%       July 1, 2009      June 30, 2017
   Class R5 Shares                     Contractual    2.00%       July 1, 2009      June 30, 2017
   Class Y Shares                      Contractual    2.00%       July 1, 2009      June 30, 2017

Invesco Global Sustainable Equity Fund
   Class A Shares                      Contractual    0.85%      June 30, 2016      May 31, 2017
   Class C Shares                      Contractual    1.60%      June 30, 2016      May 31, 2017
   Class R Shares                      Contractual    1.10%      June 30, 2016      May 31, 2017
   Class R5 Shares                     Contractual    0.60%      June 30, 2016      May 31, 2017
   Class R6 Shares                     Contractual    0.60%      June 30, 2016      May 31, 2017
   Class Y Shares                      Contractual    0.60%      June 30, 2016      May 31, 2017

Invesco International Companies Fund
   Class A Shares                      Contractual    1.33%    December 21, 2015  February 28, 2017
   Class C Shares                      Contractual    2.08%    December 21, 2015  February 28, 2017
   Class R Shares                      Contractual    1.58%    December 21, 2015  February 28, 2017
   Class R5 Shares                     Contractual    1.08%    December 21, 2015  February 28, 2017
   Class R6 Shares                     Contractual    1.08%    December 21, 2015  February 28, 2017
   Class Y Shares                      Contractual    1.08%    December 21, 2015  February 28, 2017

Invesco International Core Equity Fund
   Class A Shares                      Contractual    1.33%      April 1, 2016     March 31, 2017
   Class B Shares                      Contractual    2.08%      April 1, 2016     March 31, 2017
   Class C Shares                      Contractual    2.08%      April 1, 2016     March 31, 2017
   Class R Shares                      Contractual    1.58%      April 1, 2016     March 31, 2017
   Class R5 Shares                     Contractual    1.08%      April 1, 2016     March 31, 2017
   Class R6 Shares                     Contractual    1.08%      April 1, 2016     March 31, 2017
   Class Y Shares                      Contractual    1.08%      April 1, 2016     March 31, 2017
   Investor Class Shares               Contractual    1.33%      April 1, 2016     March 31, 2017

See page 17 for footnotes to Exhibit A.

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                           ------------ ---------- ------------------ -----------------
Invesco International Growth
  Fund
   Class A Shares              Contractual    2.25%       July 1, 2013      June 30, 2017
   Class B Shares              Contractual    3.00%       July 1, 2013      June 30, 2017
   Class C Shares              Contractual    3.00%       July 1, 2013      June 30, 2017
   Class R Shares              Contractual    2.50%       July 1, 2013      June 30, 2017
   Class R5 Shares             Contractual    2.00%       July 1, 2013      June 30, 2017
   Class R6 Shares             Contractual    2.00%       July 1, 2013      June 30, 2017
   Class Y Shares              Contractual    2.00%       July 1, 2013      June 30, 2017

Invesco Select Opportunities
  Fund
   Class A Shares              Contractual    1.51%      August 1, 2012   February 28, 2017
   Class C Shares              Contractual    2.26%      August 1, 2012   February 28, 2017
   Class R Shares              Contractual    1.76%      August 1, 2012   February 28, 2017
   Class R5 Shares             Contractual    1.26%      August 1, 2012   February 28, 2017
   Class R6 Shares             Contractual    1.26%    September 24, 2012 February 28, 2017
   Class Y Shares              Contractual    1.26%      August 1, 2012   February 28, 2017

                     AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                           ------------ ---------- ------------------ -----------------
Invesco All Cap Market
  Neutral Fund
   Class A Shares              Contractual    1.62%    December 17, 2013  February 28, 2017
   Class C Shares              Contractual    2.37%    December 17, 2013  February 28, 2017
   Class R Shares              Contractual    1.87%    December 17, 2013  February 28, 2017
   Class R5 Shares             Contractual    1.37%    December 17, 2013  February 28, 2017
   Class R6 Shares             Contractual    1.37%    December 17, 2013  February 28, 2017
   Class Y Shares              Contractual    1.37%    December 17, 2013  February 28, 2017

Invesco Balanced-Risk
  Allocation Fund/3/
   Class A Shares              Contractual    2.00%       July 1, 2012      June 30, 2017
   Class B Shares              Contractual    2.75%       July 1, 2012      June 30, 2017
   Class C Shares              Contractual    2.75%       July 1, 2012      June 30, 2017
   Class R Shares              Contractual    2.25%       July 1, 2012      June 30, 2017
   Class R5 Shares             Contractual    1.75%       July 1, 2012      June 30, 2017
   Class R6 Shares             Contractual    1.75%    September 24, 2012   June 30, 2017
   Class Y Shares              Contractual    1.75%       July 1, 2012      June 30, 2017

Invesco Balanced-Risk
  Commodity Strategy Fund/4/
   Class A Shares              Contractual    2.00%       July 1, 2014      June 30, 2017
   Class B Shares              Contractual    2.75%       July 1, 2014      June 30, 2017
   Class C Shares              Contractual    2.75%       July 1, 2014      June 30, 2017
   Class R Shares              Contractual    2.25%       July 1, 2014      June 30, 2017
   Class R5 Shares             Contractual    1.75%       July 1, 2014      June 30, 2017
   Class R6 Shares             Contractual    1.75%       July 1, 2014      June 30, 2017
   Class Y Shares              Contractual    1.75%       July 1, 2014      June 30, 2017

Invesco Developing Markets
  Fund
   Class A Shares              Contractual    2.25%       July 1, 2012      June 30, 2017
   Class B Shares              Contractual    3.00%       July 1, 2012      June 30, 2017
   Class C Shares              Contractual    3.00%       July 1, 2012      June 30, 2017
   Class R5 Shares             Contractual    2.00%       July 1, 2012      June 30, 2017
   Class R6 Shares             Contractual    2.00%    September 24, 2012   June 30, 2017
   Class Y Shares              Contractual    2.00%       July 1, 2012      June 30, 2017

See page 17 for footnotes to Exhibit A.

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                           ------------ ---------- ------------------ -----------------
Invesco Emerging Markets
  Equity Fund
   Class A Shares              Contractual    1.54%      April 1, 2016     March 31, 2017
   Class C Shares              Contractual    2.29%      April 1, 2016     March 31, 2017
   Class R Shares              Contractual    1.79%      April 1, 2016     March 31, 2017
   Class R5 Shares             Contractual    1.29%      April 1, 2016     March 31, 2017
   Class R6 Shares             Contractual    1.29%      April 1, 2016     March 31, 2017
   Class Y Shares              Contractual    1.29%      April 1, 2016     March 31, 2017

Invesco Emerging Market Local
  Currency Debt Fund
   Class A Shares              Contractual    1.24%      June 14, 2010    February 28, 2017
   Class B Shares              Contractual    1.99%      June 14, 2010    February 28, 2017
   Class C Shares              Contractual    1.99%      June 14, 2010    February 28, 2017
   Class R Shares              Contractual    1.49%      June 14, 2010    February 28, 2017
   Class Y Shares              Contractual    0.99%      June 14, 2010    February 28, 2017
   Class R5 Shares             Contractual    0.99%      June 14, 2010    February 28, 2017
   Class R6 Shares             Contractual    0.99%    September 24, 2012 February 28, 2017

Invesco Endeavor Fund
   Class A Shares              Contractual    2.00%       July 1, 2009      June 30, 2017
   Class B Shares              Contractual    2.75%       July 1, 2009      June 30, 2017
   Class C Shares              Contractual    2.75%       July 1, 2009      June 30, 2017
   Class R Shares              Contractual    2.25%       July 1, 2009      June 30, 2017
   Class R5 Shares             Contractual    1.75%       July 1, 2009      June 30, 2017
   Class R6 Shares             Contractual    1.75%    September 24, 2012   June 30, 2017
   Class Y Shares              Contractual    1.75%       July 1, 2009      June 30, 2017

Invesco Global Health Care
  Fund
   Class A Shares              Contractual    2.00%       July 1, 2012      June 30, 2017
   Class B Shares              Contractual    2.75%       July 1, 2012      June 30, 2017
   Class C Shares              Contractual    2.75%       July 1, 2012      June 30, 2017
   Class Y Shares              Contractual    1.75%       July 1, 2012      June 30, 2017
   Investor Class Shares       Contractual    2.00%       July 1, 2012      June 30, 2017

Invesco Global Infrastructure
  Fund
   Class A Shares              Contractual    1.40%       May 2, 2014     February 28, 2017
   Class C Shares              Contractual    2.15%       May 2, 2014     February 28, 2017
   Class R Shares              Contractual    1.65%       May 2, 2014     February 28, 2017
   Class Y Shares              Contractual    1.15%       May 2, 2014     February 28, 2017
   Class R5 Shares             Contractual    1.15%       May 2, 2014     February 28, 2017
   Class R6 Shares             Contractual    1.15%       May 2, 2014     February 28, 2017

Invesco Global Markets
  Strategy Fund/5/
   Class A Shares              Contractual    1.65%      March 1, 2016    February 28, 2017
   Class C Shares              Contractual    2.40%      March 1, 2016    February 28, 2017
   Class R Shares              Contractual    1.90%      March 1, 2016    February 28, 2017
   Class R5 Shares             Contractual    1.40%      March 1, 2016    February 28, 2017
   Class R6 Shares             Contractual    1.40%      March 1, 2016    February 28, 2017
   Class Y Shares              Contractual    1.40%      March 1, 2016    February 28, 2017

Invesco Global Market Neutral
  Fund
   Class A Shares              Contractual    1.62%    December 17, 2013  February 28, 2017
   Class C Shares              Contractual    2.37%    December 17, 2013  February 28, 2017
   Class R Shares              Contractual    1.87%    December 17, 2013  February 28, 2017
   Class R5 Shares             Contractual    1.37%    December 17, 2013  February 28, 2017
   Class R6 Shares             Contractual    1.37%    December 17, 2013  February 28, 2017
   Class Y Shares              Contractual    1.37%    December 17, 2013  February 28, 2017

See page 17 for footnotes to Exhibit A.

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                           ------------ ---------- ------------------ -----------------
Invesco Global Targeted
  Returns Fund/6/
   Class A Shares              Contractual    1.65%      March 1, 2016    February 28, 2017
   Class C Shares              Contractual    2.40%      March 1, 2016    February 28, 2017
   Class R Shares              Contractual    1.90%      March 1, 2016    February 28, 2017
   Class R5 Shares             Contractual    1.40%      March 1, 2016    February 28, 2017
   Class R6 Shares             Contractual    1.40%      March 1, 2016    February 28, 2017
   Class Y Shares              Contractual    1.40%      March 1, 2016    February 28, 2017

Invesco Greater China Fund
   Class A Shares              Contractual    2.25%       July 1, 2009      June 30, 2017
   Class B Shares              Contractual    3.00%       July 1, 2009      June 30, 2017
   Class C Shares              Contractual    3.00%       July 1, 2009      June 30, 2017
   Class R5 Shares             Contractual    2.00%       July 1, 2009      June 30, 2017
   Class Y Shares              Contractual    2.00%       July 1, 2009      June 30, 2017

Invesco International Total
  Return Fund
   Class A Shares              Contractual    1.10%      March 31, 2006   February 28, 2017
   Class B Shares              Contractual    1.85%      March 31, 2006   February 28, 2017
   Class C Shares              Contractual    1.85%      March 31, 2006   February 28, 2017
   Class R5 Shares             Contractual    0.85%     October 3, 2008   February 28, 2017
   Class R6 Shares             Contractual    0.85%    September 24, 2012 February 28, 2017
   Class Y Shares              Contractual    0.85%      March 31, 2006   February 28, 2017

Invesco Long/Short Equity Fund
   Class A Shares              Contractual    1.87%    December 17, 2013  February 28, 2017
   Class C Shares              Contractual    2.62%    December 17, 2013  February 28, 2017
   Class R Shares              Contractual    2.12%    December 17, 2013  February 28, 2017
   Class R5 Shares             Contractual    1.62%    December 17, 2013  February 28, 2017
   Class R6 Shares             Contractual    1.62%    December 17, 2013  February 28, 2017
   Class Y Shares              Contractual    1.62%    December 17, 2013  February 28, 2017

Invesco Low Volatility
  Emerging Markets Fund
   Class A Shares              Contractual    1.72%    December 17, 2013  February 28, 2017
   Class C Shares              Contractual    2.47%    December 17, 2013  February 28, 2017
   Class R Shares              Contractual    1.97%    December 17, 2013  February 28, 2017
   Class R5 Shares             Contractual    1.47%    December 17, 2013  February 28, 2017
   Class R6 Shares             Contractual    1.47%    December 17, 2013  February 28, 2017
   Class Y Shares              Contractual    1.47%    December 17, 2013  February 28, 2017

Invesco MLP Fund
   Class A Shares              Contractual    1.50%     August 29, 2014   February 28, 2017
   Class C Shares              Contractual    2.25%     August 29, 2014   February 28, 2017
   Class R Shares              Contractual    1.75%     August 29, 2014   February 28, 2017
   Class R5 Shares             Contractual    1.25%     August 29, 2014   February 28, 2017
   Class R6 Shares             Contractual    1.25%     August 29, 2014   February 28, 2017
   Class Y Shares              Contractual    1.25%     August 29, 2014   February 28, 2017

Invesco Macro International
  Equity Fund
   Class A Shares              Contractual    1.43%    December 17, 2013  February 28, 2017
   Class C Shares              Contractual    2.18%    December 17, 2013  February 28, 2017
   Class R Shares              Contractual    1.68%    December 17, 2013  February 28, 2017
   Class R5 Shares             Contractual    1.18%    December 17, 2013  February 28, 2017
   Class R6 Shares             Contractual    1.18%    December 17, 2013  February 28, 2017
   Class Y Shares              Contractual    1.18%    December 17, 2013  February 28, 2017

Invesco Macro Long/Short Fund
   Class A Shares              Contractual    1.87%    December 17, 2013  February 28, 2017
   Class C Shares              Contractual    2.62%    December 17, 2013  February 28, 2017
   Class R Shares              Contractual    2.12%    December 17, 2013  February 28, 2017
   Class R5 Shares             Contractual    1.62%    December 17, 2013  February 28, 2017
   Class R6 Shares             Contractual    1.62%    December 17, 2013  February 28, 2017
   Class Y Shares              Contractual    1.62%    December 17, 2013  February 28, 2017

See page 17 for footnotes to Exhibit A.

                                 CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                              VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                             ------------ -------------------- ------------------ -----------------
Invesco Pacific Growth Fund
   Class A Shares                Contractual         2.25%            July 1, 2012      June 30, 2017
   Class B Shares                Contractual         3.00%            July 1, 2012      June 30, 2017
   Class C Shares                Contractual         3.00%            July 1, 2012      June 30, 2017
   Class R Shares                Contractual         2.50%            July 1, 2012      June 30, 2017
   Class R5 Shares               Contractual         2.00%            July 1, 2012      June 30, 2017
   Class Y Shares                Contractual         2.00%            July 1, 2012      June 30, 2017

Invesco Premium Income Fund
   Class A Shares                Contractual         1.05%           March 1, 2015    February 28, 2017
   Class C Shares                Contractual         1.80%           March 1, 2015    February 28, 2017
   Class R Shares                Contractual         1.30%           March 1, 2015    February 28, 2017
   Class R5 Shares               Contractual         0.80%           March 1, 2015    February 28, 2017
   Class R6 Shares               Contractual         0.80%           March 1, 2015    February 28, 2017
   Class Y Shares                Contractual         0.80%           March 1, 2015    February 28, 2017

Invesco Select Companies Fund
   Class A Shares                Contractual         2.00%            July 1, 2009      June 30, 2017
   Class B Shares                Contractual         2.75%            July 1, 2009      June 30, 2017
   Class C Shares                Contractual         2.75%            July 1, 2009      June 30, 2017
   Class R Shares                Contractual         2.25%            July 1, 2009      June 30, 2017
   Class R5 Shares               Contractual         1.75%            July 1, 2009      June 30, 2017
   Class Y Shares                Contractual         1.75%            July 1, 2009      June 30, 2017

Invesco Strategic Income Fund
   Class A Shares                Contractual  0.85% less net AFFE*    May 2, 2014     February 28, 2017
   Class C Shares                Contractual  1.60% less net AFFE*    May 2, 2014     February 28, 2017
   Class R Shares                Contractual  1.10% less net AFFE*    May 2, 2014     February 28, 2017
   Class Y Shares                Contractual  0.60% less net AFFE*    May 2, 2014     February 28, 2017
   Class R5 Shares               Contractual  0.60% less net AFFE*    May 2, 2014     February 28, 2017
   Class R6 Shares               Contractual  0.60% less net AFFE*    May 2, 2014     February 28, 2017

Invesco Unconstrained Bond Fund
   Class A Shares                Contractual  1.04% less net AFFE*  October 14, 2014  February 28, 2017
   Class C Shares                Contractual  1.79% less net AFFE*  October 14, 2014  February 28, 2017
   Class R Shares                Contractual  1.29% less net AFFE*  October 14, 2014  February 28, 2017
   Class Y Shares                Contractual  0.79% less net AFFE*  October 14, 2014  February 28, 2017
   Class R5 Shares               Contractual  0.79% less net AFFE*  October 14, 2014  February 28, 2017
   Class R6 Shares               Contractual  0.79% less net AFFE*  October 14, 2014  February 28, 2017

                AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                 CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                              VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                             ------------ -------------------- ------------------ -----------------
Invesco Corporate Bond Fund
   Class A Shares                Contractual         1.50%            July 1, 2012      June 30, 2017
   Class B Shares                Contractual         2.25%            July 1, 2012      June 30, 2017
   Class C Shares                Contractual         2.25%            July 1, 2012      June 30, 2017
   Class R Shares                Contractual         1.75%            July 1, 2012      June 30, 2017
   Class R5 Shares               Contractual         1.25%            July 1, 2012      June 30, 2017
   Class R6 Shares               Contractual         1.25%         September 24, 2012   June 30, 2017
   Class Y Shares                Contractual         1.25%            July 1, 2012      June 30, 2017
Invesco Global Real Estate Fund
   Class A Shares                Contractual         2.00%            July 1, 2009      June 30, 2017
   Class B Shares                Contractual         2.75%            July 1, 2009      June 30, 2017
   Class C Shares                Contractual         2.75%            July 1, 2009      June 30, 2017
   Class R Shares                Contractual         2.25%            July 1, 2009      June 30, 2017
   Class R5 Shares               Contractual         1.75%            July 1, 2009      June 30, 2017
   Class R6 Shares               Contractual         1.75%         September 24, 2012   June 30, 2017
   Class Y Shares                Contractual         1.75%            July 1, 2009      June 30, 2017

See page 17 for footnotes to Exhibit A.

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                             ------------ ---------- ------------------ -------------
Invesco High Yield Fund
   Class A Shares                Contractual    1.50%       July 1, 2013    June 30, 2017
   Class B Shares                Contractual    2.25%       July 1, 2013    June 30, 2017
   Class C Shares                Contractual    2.25%       July 1, 2013    June 30, 2017
   Class R5 Shares               Contractual    1.25%       July 1, 2013    June 30, 2017
   Class R6 Shares               Contractual    1.25%       July 1, 2013    June 30, 2017
   Class Y Shares                Contractual    1.25%       July 1, 2013    June 30, 2017
   Investor Class Shares         Contractual    1.50%       July 1, 2013    June 30, 2017

Invesco Short Duration
  Inflation Protected Fund
   Class A Shares                Contractual    0.55%    December 31, 2015  June 30, 2017
   Class A2 Shares               Contractual    0.45%    December 31, 2015  June 30, 2017
   Class R5 Shares               Contractual    0.30%    December 31, 2015  June 30, 2017
   Class R6 Shares               Contractual    0.30%    December 31, 2015  June 30, 2017
   Class Y Shares                Contractual    0.30%    December 31, 2015  June 30, 2017

Invesco Real Estate Fund
   Class A Shares                Contractual    2.00%       July 1, 2012    June 30, 2017
   Class B Shares                Contractual    2.75%       July 1, 2012    June 30, 2017
   Class C Shares                Contractual    2.75%       July 1, 2012    June 30, 2017
   Class R Shares                Contractual    2.25%       July 1, 2012    June 30, 2017
   Class R5 Shares               Contractual    1.75%       July 1, 2012    June 30, 2017
   Class R6 Shares               Contractual    1.75%    September 24, 2012 June 30, 2017
   Class Y Shares                Contractual    1.75%       July 1, 2012    June 30, 2017
   Investor Class Shares         Contractual    2.00%       July 1, 2012    June 30, 2017

Invesco Short Term Bond Fund
   Class A Shares                Contractual    1.40%       July 1, 2013    June 30, 2017
   Class C Shares                Contractual   1.75%/2/     July 1, 2013    June 30, 2017
   Class R Shares                Contractual    1.75%       July 1, 2013    June 30, 2017
   Class R5 Shares               Contractual    1.25%       July 1, 2013    June 30, 2017
   Class R6 Shares               Contractual    1.25%       July 1, 2013    June 30, 2017
   Class Y Shares                Contractual    1.25%       July 1, 2013    June 30, 2017

Invesco U.S. Government Fund
   Class A Shares                Contractual    1.50%       July 1, 2012    June 30, 2017
   Class B Shares                Contractual    2.25%       July 1, 2012    June 30, 2017
   Class C Shares                Contractual    2.25%       July 1, 2012    June 30, 2017
   Class R Shares                Contractual    1.75%       July 1, 2012    June 30, 2017
   Class R5 Shares               Contractual    1.25%       July 1, 2012    June 30, 2017
   Class Y Shares                Contractual    1.25%       July 1, 2012    June 30, 2017
   Investor Class Shares         Contractual    1.50%       July 1, 2012    June 30, 2017

                        AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                             ------------ ---------- ------------------ -------------
Invesco American Value Fund
   Class A Shares                Contractual    2.00%       July 1, 2013    June 30, 2017
   Class B Shares                Contractual    2.75%       July 1, 2013    June 30, 2017
   Class C Shares                Contractual    2.75%       July 1, 2013    June 30, 2017
   Class R Shares                Contractual    2.25%       July 1, 2013    June 30, 2017
   Class R5 Shares               Contractual    1.75%       July 1, 2013    June 30, 2017
   Class R6 Shares               Contractual    1.75%       July 1, 2013    June 30, 2017
   Class Y Shares                Contractual    1.75%       July 1, 2013    June 30, 2017

Invesco Comstock Fund
   Class A Shares                Contractual    2.00%       July 1, 2012    June 30, 2017
   Class B Shares                Contractual    2.75%       July 1, 2012    June 30, 2017
   Class C Shares                Contractual    2.75%       July 1, 2012    June 30, 2017
   Class R Shares                Contractual    2.25%       July 1, 2012    June 30, 2017
   Class R5 Shares               Contractual    1.75%       July 1, 2012    June 30, 2017
   Class R6 Shares               Contractual    1.75%    September 24, 2012 June 30, 2017
   Class Y Shares                Contractual    1.75%       July 1, 2012    June 30, 2017

See page 17 for footnotes to Exhibit A.

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                           ------------ ---------- ----------------- ---------------
Invesco Energy Fund
   Class A Shares              Contractual    2.00%      July 1, 2009     June 30, 2017
   Class B Shares              Contractual    2.75%      July 1, 2009     June 30, 2017
   Class C Shares              Contractual    2.75%      July 1, 2009     June 30, 2017
   Class R5 Shares             Contractual    1.75%      July 1, 2009     June 30, 2017
   Class Y Shares              Contractual    1.75%      July 1, 2009     June 30, 2017
   Investor Class Shares       Contractual    2.00%      July 1, 2009     June 30, 2017

Invesco Dividend Income Fund
   Class A Shares              Contractual    1.14%    September 1, 2014 August 31, 2016
   Class B Shares              Contractual    1.89%    September 1, 2014 August 31, 2016
   Class C Shares              Contractual    1.89%    September 1, 2014 August 31, 2016
   Class R5 Shares             Contractual    0.89%    September 1, 2014 August 31, 2016
   Class R6 Shares             Contractual    0.89%    September 1, 2014 August 31, 2016
   Class Y Shares              Contractual    0.89%    September 1, 2014 August 31, 2016
   Investor Class Shares       Contractual    1.14%    September 1, 2014 August 31, 2016

Invesco Dividend Income Fund
   Class A Shares              Contractual    2.00%    September 1, 2016  June 30, 2017
   Class B Shares              Contractual    2.75%    September 1, 2016  June 30, 2017
   Class C Shares              Contractual    2.75%    September 1, 2016  June 30, 2017
   Class R5 Shares             Contractual    1.75%    September 1, 2016  June 30, 2017
   Class R6 Shares             Contractual    1.75%    September 1, 2016  June 30, 2017
   Class Y Shares              Contractual    1.75%    September 1, 2016  June 30, 2017
   Investor Class Shares       Contractual    2.00%    September 1, 2016  June 30, 2017

Invesco Gold & Precious Metals Fund
   Class A Shares              Contractual    2.00%      July 1, 2009     June 30, 2017
   Class B Shares              Contractual    2.75%      July 1, 2009     June 30, 2017
   Class C Shares              Contractual    2.75%      July 1, 2009     June 30, 2017
   Class Y Shares              Contractual    1.75%      July 1, 2009     June 30, 2017
   Investor Class Shares       Contractual    2.00%      July 1, 2009     June 30, 2017

Invesco Mid Cap Growth Fund
   Class A Shares              Contractual    2.00%     August 1, 2015    June 30, 2017
   Class B Shares              Contractual    2.75%     August 1, 2015    June 30, 2017
   Class C Shares              Contractual    2.75%     August 1, 2015    June 30, 2017
   Class R Shares              Contractual    2.25%     August 1, 2015    June 30, 2017
   Class R5 Shares             Contractual    1.75%     August 1, 2015    June 30, 2017
   Class R6 Shares             Contractual    1.75%     August 1, 2015    June 30, 2017
   Class Y Shares              Contractual    1.75%     August 1, 2015    June 30, 2017

Invesco Small Cap Value Fund
   Class A Shares              Contractual    2.00%      July 1, 2012     June 30, 2017
   Class B Shares              Contractual    2.75%      July 1, 2012     June 30, 2017
   Class C Shares              Contractual    2.75%      July 1, 2012     June 30, 2017
   Class Y Shares              Contractual    1.75%      July 1, 2012     June 30, 2017

Invesco Technology Fund
   Class A Shares              Contractual    2.00%      July 1, 2012     June 30, 2017
   Class B Shares              Contractual    2.75%      July 1, 2012     June 30, 2017
   Class C Shares              Contractual    2.75%      July 1, 2012     June 30, 2017
   Class R5 Shares             Contractual    1.75%      July 1, 2012     June 30, 2017
   Class Y Shares              Contractual    1.75%      July 1, 2012     June 30, 2017
   Investor Class Shares       Contractual    2.00%      July 1, 2012     June 30, 2017

Invesco Technology Sector Fund
   Class A Shares              Contractual    2.00%    February 12, 2010  June 30, 2017
   Class B Shares              Contractual    2.75%    February 12, 2010  June 30, 2017
   Class C Shares              Contractual    2.75%    February 12, 2010  June 30, 2017
   Class Y Shares              Contractual    1.75%    February 12, 2010  June 30, 2017

See page 17 for footnotes to Exhibit A.

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                           ------------ ---------- ----------------- -----------------
Invesco Value Opportunities
  Fund
   Class A Shares              Contractual    2.00%      July 1, 2012      June 30, 2017
   Class B Shares              Contractual    2.75%      July 1, 2012      June 30, 2017
   Class C Shares              Contractual    2.75%      July 1, 2012      June 30, 2017
   Class R Shares              Contractual    2.25%      July 1, 2012      June 30, 2017
   Class R5 Shares             Contractual    1.75%      July 1, 2012      June 30, 2017
   Class Y Shares              Contractual    1.75%      July 1, 2012      June 30, 2017

                     AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                           ------------ ---------- ----------------- -----------------
Invesco High Yield Municipal
  Fund
   Class A Shares              Contractual    1.50%      July 1, 2012      June 30, 2017
   Class B Shares              Contractual    2.25%      July 1, 2012      June 30, 2017
   Class C Shares              Contractual    2.25%      July 1, 2012      June 30, 2017
   Class R5 Shares             Contractual    1.25%      July 1, 2012      June 30, 2017
   Class Y Shares              Contractual    1.25%      July 1, 2012      June 30, 2017

Invesco Intermediate Term
  Municipal Income Fund
   Class A Shares              Contractual    0.84%      July 1, 2016      June 30, 2017
   Class B Shares              Contractual    1.59%      July 1, 2016      June 30, 2017
   Class C Shares              Contractual    1.59%      July 1, 2016      June 30, 2017
   Class Y Shares              Contractual    0.59%      July 1, 2016      June 30, 2017

Invesco Municipal Income Fund
   Class A Shares              Contractual    1.50%      July 1, 2013      June 30, 2017
   Class B Shares              Contractual    2.25%      July 1, 2013      June 30, 2017
   Class C Shares              Contractual    2.25%      July 1, 2013      June 30, 2017
   Class Y Shares              Contractual    1.25%      July 1, 2013      June 30, 2017
   Investor Class              Contractual    1.50%      July 15, 2013     June 30, 2017

Invesco New York Tax Free
  Income Fund
   Class A Shares              Contractual    1.50%      July 1, 2012      June 30, 2017
   Class B Shares              Contractual    2.25%      July 1, 2012      June 30, 2017
   Class C Shares              Contractual    2.25%      July 1, 2012      June 30, 2017
   Class Y Shares              Contractual    1.25%      July 1, 2012      June 30, 2017

Invesco Limited Term
  Municipal Income Fund
   Class A Shares              Contractual    1.50%      July 1, 2012      June 30, 2017
   Class A2 Shares             Contractual    1.25%      July 1, 2012      June 30, 2017
   Class C Shares              Contractual    2.25%      June 30, 2013     June 30, 2017
   Class R5 Shares             Contractual    1.25%      July 1, 2012      June 30, 2017
   Class Y Shares              Contractual    1.25%      July 1, 2012      June 30, 2017

                                INVESCO MANAGEMENT TRUST

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                           ------------ ---------- ----------------- -----------------
Invesco Conservative Income
  Fund
Institutional Class            Contractual    0.28%       July 1, 2014   December 31, 2016

See page 17 for footnotes to Exhibit A.

                           INVESCO SECURITIES TRUST

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                             ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk
  Aggressive Allocation Fund     Contractual     1.15%   January 16, 2013  February 28, 2017

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                           ------------ ---------- ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class       Contractual    0.26%      June 1, 2016    December 31, 2016
   Corporate Class             Contractual    0.21%      June 1, 2016    December 31, 2016
   Institutional Class         Contractual    0.18%      June 1, 2016    December 31, 2016
   Personal Investment Class   Contractual    0.73%      June 1, 2016    December 31, 2016
   Private Investment Class    Contractual    0.48%      June 1, 2016    December 31, 2016
   Reserve Class               Contractual    1.05%      June 1, 2016    December 31, 2016
   Resource Class              Contractual    0.34%      June 1, 2016    December 31, 2016

Government TaxAdvantage
  Portfolio
   Cash Management Class       Contractual    0.26%      June 1, 2016    December 31, 2016
   Corporate Class             Contractual    0.21%      June 1, 2016    December 31, 2016
   Institutional Class         Contractual    0.18%      June 1, 2016    December 31, 2016
   Personal Investment Class   Contractual    0.73%      June 1, 2016    December 31, 2016
   Private Investment Class    Contractual    0.43%      June 1, 2016    December 31, 2016
   Reserve Class               Contractual    1.05%      June 1, 2016    December 31, 2016
   Resource Class              Contractual    0.34%      June 1, 2016    December 31, 2016

Liquid Assets Portfolio
   Cash Management Class       Contractual    0.26%      June 1, 2016    December 31, 2016
   Corporate Class             Contractual    0.21%      June 1, 2016    December 31, 2016
   Institutional Class         Contractual    0.18%      June 1, 2016    December 31, 2016
   Personal Investment Class   Contractual    0.73%      June 1, 2016    December 31, 2016
   Private Investment Class    Contractual    0.48%      June 1, 2016    December 31, 2016
   Reserve Class               Contractual    1.05%      June 1, 2016    December 31, 2016
   Resource Class              Contractual    0.38%      June 1, 2016    December 31, 2016

STIC Prime Portfolio
   Cash Management Class       Contractual    0.26%      June 1, 2016    December 31, 2016
   Corporate Class             Contractual    0.21%      June 1, 2016    December 31, 2016
   Institutional Class         Contractual    0.18%      June 1, 2016    December 31, 2016
   Personal Investment Class   Contractual    0.73%      June 1, 2016    December 31, 2016
   Private Investment Class    Contractual    0.48%      June 1, 2016    December 31, 2016
   Reserve Class               Contractual    1.05%      June 1, 2016    December 31, 2016
   Resource Class              Contractual    0.34%      June 1, 2016    December 31, 2016

Tax-Free Cash Reserve
  Portfolio/2/
   Cash Management Class       Contractual    0.28%      June 1, 2016    December 31, 2016
   Corporate Class             Contractual    0.23%      June 1, 2016    December 31, 2016
   Institutional Class         Contractual    0.20%      June 1, 2016    December 31, 2016
   Personal Investment Class   Contractual    0.75%      June 1, 2016    December 31, 2016
   Private Investment Class    Contractual    0.45%      June 1, 2016    December 31, 2016
   Reserve Class               Contractual    1.07%      June 1, 2016    December 31, 2016
   Resource Class              Contractual    0.36%      June 1, 2016    December 31, 2016

Treasury Portfolio
   Cash Management Class       Contractual    0.26%      June 1, 2016    December 31, 2016
   Corporate Class             Contractual    0.21%      June 1, 2016    December 31, 2016
   Institutional Class         Contractual    0.18%      June 1, 2016    December 31, 2016
   Personal Investment Class   Contractual    0.73%      June 1, 2016    December 31, 2016
   Private Investment Class    Contractual    0.48%      June 1, 2016    December 31, 2016
   Reserve Class               Contractual    1.05%      June 1, 2016    December 31, 2016
   Resource Class              Contractual    0.34%      June 1, 2016    December 31, 2016

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                               CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF   EXPIRATION
FUND                            VOLUNTARY        LIMITATION        CURRENT LIMIT        DATE
----                           ------------ -------------------- ----------------- --------------
Invesco V.I. American
  Franchise Fund
   Series I Shares             Contractual         2.00%           July 1, 2014    June 30, 2017
   Series II Shares            Contractual         2.25%           July 1, 2014    June 30, 2017

Invesco V.I. American Value
  Fund
   Series I Shares             Contractual         2.00%           July 1, 2012    June 30, 2017
   Series II Shares            Contractual         2.25%           July 1, 2012    June 30, 2017

Invesco V.I. Balanced-Risk
  Allocation Fund/1/
   Series I Shares             Contractual  0.80% less net AFFE*   May 1, 2014     April 30, 2017
   Series II Shares            Contractual  1.05% less net AFFE*   May 1, 2014     April 30, 2017

Invesco V.I. Comstock Fund
   Series I Shares             Contractual         0.78%           May 1, 2013     April 30, 2017
   Series II Shares            Contractual         1.03%           May 1, 2013     April 30, 2017

Invesco V.I. Core Equity Fund
   Series I Shares             Contractual         2.00%           May 1, 2013     June 30, 2017
   Series II Shares            Contractual         2.25%           May 1, 2013     June 30, 2017

Invesco V.I. Core Plus Bond
  Fund
   Series I Shares             Contractual         0.61%          April 30, 2015   April 30, 2017
   Series II Shares            Contractual         0.86%          April 30, 2015   April 30, 2017

Invesco V.I. Diversified
  Dividend Fund
   Series I Shares             Contractual         2.00%           May 1, 2013     June 30, 2017
   Series II Shares            Contractual         2.25%           May 1, 2013     June 30, 2017

Invesco V.I. Equally-Weighted
  S&P 500 Fund
   Series I Shares             Contractual         2.00%           July 1, 2012    June 30, 2017
   Series II Shares            Contractual         2.25%           July 1, 2012    June 30, 2017

Invesco V.I. Equity and
  Income Fund
   Series I Shares             Contractual         1.50%           July 1, 2012    June 30, 2017
   Series II Shares            Contractual         1.75%           July 1, 2012    June 30, 2017

Invesco V.I. Global Core
  Equity Fund
   Series I Shares             Contractual         2.25%           July 1, 2012    June 30, 2017
   Series II Shares            Contractual         2.50%           July 1, 2012    June 30, 2017

Invesco V.I. Global Health
  Care Fund
   Series I Shares             Contractual         2.00%           May 1, 2013     June 30, 2017
   Series II Shares            Contractual         2.25%           May 1, 2013     June 30, 2017

Invesco V.I. Global Real
  Estate Fund
   Series I Shares             Contractual         2.00%           May 1, 2013     June 30, 2017
   Series II Shares            Contractual         2.25%           May 1, 2013     June 30, 2017

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                ------------ ---------- ----------------- --------------
Invesco V.I. Government Money
  Market Fund
   Series I Shares                  Contractual    1.50%      May 1, 2013     June 30, 2017
   Series II Shares                 Contractual    1.75%      May 1, 2013     June 30, 2017

Invesco V.I. Government Securities
  Fund
   Series I Shares                  Contractual    1.50%      May 1, 2013     June 30, 2017
   Series II Shares                 Contractual    1.75%      May 1, 2013     June 30, 2017

Invesco V.I. Growth and Income Fund
   Series I Shares                  Contractual    0.78%      May 1, 2013     April 30, 2017
   Series II Shares                 Contractual    1.03%      May 1, 2013     April 30, 2017

Invesco V.I. High Yield Fund
   Series I Shares                  Contractual    1.50%      May 1, 2014     June 30, 2017
   Series II Shares                 Contractual    1.75%      May 1, 2014     June 30, 2017

Invesco V.I. International Growth
  Fund
   Series I Shares                  Contractual    2.25%      July 1, 2012    June 30, 2017
   Series II Shares                 Contractual    2.50%      July 1, 2012    June 30, 2017

Invesco V.I. Managed Volatility
  Fund
   Series I Shares                  Contractual    2.00%      May 1, 2015     June 30, 2017
   Series II Shares                 Contractual    2.25%      May 1, 2015     June 30, 2017

Invesco V.I. Mid Cap Core Equity
  Fund
   Series I Shares                  Contractual    2.00%      May 1, 2013     June 30, 2017
   Series II Shares                 Contractual    2.25%      May 1, 2013     June 30, 2017

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                  Contractual    2.00%      July 1, 2014    June 30, 2017
   Series II Shares                 Contractual    2.25%      July 1, 2014    June 30, 2017

Invesco V.I. S&P 500 Index Fund
   Series I Shares                  Contractual    2.00%      July 1, 2012    June 30, 2017
   Series II Shares                 Contractual    2.25%      July 1, 2012    June 30, 2017

Invesco V.I. Small Cap Equity Fund
   Series I Shares                  Contractual    2.00%      May 1, 2013     June 30, 2017
   Series II Shares                 Contractual    2.25%      May 1, 2013     June 30, 2017

Invesco V.I. Technology Fund
   Series I Shares                  Contractual    2.00%      May 1, 2013     June 30, 2017
   Series II Shares                 Contractual    2.25%      May 1, 2013     June 30, 2017

Invesco V.I. Value Opportunities
  Fund
   Series I Shares                  Contractual    2.00%      May 1, 2013     June 30, 2017
   Series II Shares                 Contractual    2.25%      May 1, 2013     June 30, 2017

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                        EXHIBIT "D" - CLOSED-END FUNDS

                INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  COMMITMENT END
FUND                                 VOLUNTARY   LIMITATION  CURRENT LIMIT          DATE
----                                ------------ ---------- -----------------  --------------
Invesco California Value Municipal
  Income Trust                       Voluntary      0.83%     July 1, 2016          N/A

                           INVESCO QUALITY MUNICIPAL INCOME TRUST

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  COMMITMENT END
FUND                                 VOLUNTARY   LIMITATION  CURRENT LIMIT          DATE
----                                ------------ ---------- -----------------  --------------
Invesco Quality Municipal Income
  Trust                              Voluntary      0.71%     July 1, 2016          N/A